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                                                                      Exhibit 16


                                 March 27, 2003






Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

Gentlemen:


         We have read and agree with the comments in Item 4 of Form 8-K of Farmers National Banc Corp dated March 27, 2003.

/s/ HILL, BARTH & KING LLC

Warren, Ohio
March  27, 2003